Exhibit 99.77D1

The prospectus supplement filed pursuant to Rule 497 under the Securities Act of 1933, as amended, on behalf of TIFF Multi-Asset
Fund on or about February 15, 2013
(Accession No. 0001144204-13-009640) is hereby incorporated by reference within this Form N-SAR.